Taxes	6 Months Ended
Mar. 31, 2026
Taxes [Abstract]
TAXES

NOTE 14 — TAXES

(a) Corporate Income Taxes (“CIT”)

The Company is subject to income taxes on an entity basis on income arising in or derived from the tax jurisdiction in which each entity is domiciled.

Cayman Islands

Under the current laws of the Cayman Islands, the Company is not subject to tax on income or capital gain. In addition, no Cayman Islands withholding tax will be imposed upon the payment of dividends by the Company to its shareholders.

Hong Kong

Zhongjin HK is subject to Hong Kong profits tax at a rate of 8.25% on assessable profits up to HK$2,000,000, and 16.5% on any part of assessable profits over HK$2,000,000. However, it did not generate any assessable profits arising in or derived from Hong Kong for the six months ended March 31, 2026 and 2025, and accordingly no provision for Hong Kong profits tax has been made in these periods.

PRC

Erhua Med, Anhui Zhongjin, Changzhou Zhongjin and its subsidiaries are incorporated in the PRC, and are subject to the PRC Enterprise Income Tax. Under the Enterprise Income Tax (“EIT”) Law of PRC, domestic enterprises and Foreign Investment Enterprises (“FIE”) are subject to a unified 25% enterprise income tax rate while preferential tax rates, tax holidays and even tax exemptions may be granted on case-by-case basis.

EIT grants preferential tax treatment to High and New Technology Enterprises (“HNTEs”). Under this preferential tax treatment, HNTEs are entitled to an income tax rate of 15%, subject to a requirement that they re-apply for HNTE status every three years. Changzhou Zhongjin and Taizhou Zhongjin, the VIE and VIE’s main operating subsidiary in the PRC, were approved as HNTEs and are entitled to a reduced income tax rate of 15% beginning November 2018 and November 2019, respectively, which are valid for three years. Changzhou Zhongjin successfully renewed their HNTE status with local government in November 2021 and December 2024 and continued to enjoy the reduced income tax rate of 15% for another three years. Taizhou Zhongjin also successfully renewed their HNTE status with local government in November 2022 and December 2025 and continued to enjoy the reduced income tax rate of 15% for another three years.

In addition, based on the EIT Law of PRC, and according to the Announcement on Implementing the Preferential Income Tax Policies for Small-Scale Minimal Profit Enterprise on March 14, 2022 and March 26, 2023, the taxable income not more than RMB3 million is subject to a reduced rate of 5% during the period from January 1, 2023 to December 31, 2027. Zhongjin Jing’ao, Zhongjin Kangma, Anhui Zhongjin and Zhongjin Kangma Health are qualified as a small-scale minimal profit enterprise for the six months ended March 31, 2026 and 2025.

EIT is typically governed by the local tax authority in the PRC. Each local tax authority at times may grant tax holidays to local enterprises as a way to encourage entrepreneurship and stimulate local economy. The corporate income taxes for the six months ended March 31, 2026 and 2025 were reported at a reduced rate for both Changzhou Zhongjin and Taizhou Zhongjin for being approved as HNTEs and enjoying a reduced income tax rate at 15% instead of 25%, and Zhongjin Jing’ao, Zhongjin Kangma, Anhui Zhongjin and Zhongjin Kangma Health are qualified as a small-scale minimal profit enterprise for a further reduced income tax rate of 5%. The impact of the tax holidays noted above decreased the Company’s income taxes by $23,467 and $80,901 for the six months ended March 31, 2026 and 2025, respectively. The effect of the tax holidays on net income per share (basic and diluted) was $0.003 and $0.01 for the six months ended March 31, 2026 and 2025.

The components of the income tax (benefit) expenses are as follows:

	For the Six Months Ended March 31
	2026	2025
Current tax expenses
BVI	$-	$-
Hong Kong	-	-
PRC	-	36,837
	-	36,837
Deferred tax benefit
BVI	-	-
Hong Kong	-	-
PRC	(96,042)	(17,271)
	(96,042)	(17,271)
Income tax (benefit) expenses	$(96,042)	$19,566

Deferred tax assets, net are composed of the following:

	March 31, 2026	September 30, 2025
Deferred tax assets:
Net operating loss carry-forwards	$216,104	$133,293
Inventory written down	176,728	129,522
Allowance for credit losses	26,572	23,175
Total	419,404	285,990
Valuation allowance	(175,704)	(144,189)
Total deferred tax assets, net	$243,700	$141,801

Movement of the valuation allowance:

	March 31, 2026	September 30, 2025
Beginning balance	$144,189	$378,620
Current year addition (reduction)	26,604	(225,659)
Exchange difference	4,911	(8,772)
Ending balance	$175,704	$144,189

As of March 31, 2026 and September 30, 2025, the Company’s PRC entities had net operating loss carryforwards of approximately $3.6 million and $2.7 million, respectively, which will be available to offset future taxable income. As of March 31, 2026, these carryforwards will expire from 2026 through 2036 if not used. The Company periodically evaluates the likelihood of the realization of deferred tax assets, and reduces the carrying amount of the deferred tax assets by a valuation allowance to the extent it believes a portion will not be realized. Management considers new evidence, both positive and negative, that could affect the Company’s future realization of deferred tax assets including its recent cumulative earnings experience, expectation of future income, the carry forward periods available for tax reporting purposes and other relevant factors. The Company determined that it is more likely than not its deferred tax assets could not be realized due to uncertainty on future earnings in Zhongjin Jing’ao, Zhongjin Kangma, Anhui Zhongjin and Zhongjin Kangma Health. The Company provided a 100% allowance for their deferred tax assets as of March 31, 2026.

The following table reconciles the China statutory rates to the Company’s effective tax rate for the six months ended March 31, 2026 and 2025:

	For the Six Months Ended March 31,
	2026	2025
China Income tax statutory rate	25.0%	25.0%
Effect of PRC tax holiday	(27.3)%	71.9%
Permanent difference	(0.4)%	30.3%
Research and development tax credit	43.4%	(347.1)%
Non-PRC entity not subject PRC income tax	(0.5)%	206.5%
Change in valuation allowance	(8.7)%	81.9%
Effective tax rate	31.5%	68.5%

The Company continually evaluates expiring statutes of limitations, audits, proposed settlements, changes in tax law and new authoritative rulings. As of March 31, 2026, all of the Company’s tax returns of its PRC Subsidiaries, the VIE and the VIE’s subsidiaries remain open for statutory examination by PRC tax authorities.

(b) Taxes payable

Taxes payable consist of the following:

	March 31, 2026	September 30, 2025
Income tax payable	$230,104	$259,654
Value added tax payable	36,724	29,008
Other taxes payable	20,657	13,655
Total taxes payable	$287,485	$302,317

(c) Uncertain tax positions

The PRC tax authorities conduct periodic and ad hoc tax filing reviews on business enterprises operating in the PRC after those enterprises complete their relevant tax filings. In general, the PRC tax authorities have up to five years to conduct examinations of the tax filings of the Company’s PRC entities. It is therefore uncertain as to whether the PRC tax authorities may take different views about the Company’s tax filings, which may lead to additional tax liabilities.

The Company evaluates each uncertain tax position (including the potential application of interest and penalties) based on the technical merits, and measures the unrecognized benefits associated with the tax positions. As of March 31, 2026 and September 30, 2025, the Company did not have any significant unrecognized uncertain tax positions.